UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT CREDIT STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Credit Strategies Fund

Annual Report

December 31, 2016

NexPoint Credit Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
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•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2016	NexPoint Credit Strategies Fund

2016 Performance

In 2016, the net asset value (“NAV”) of the NexPoint Credit Strategies Fund (the “Fund”) was up 22.54% while its market price was up 27.69%, including reinvested dividends, reducing the discount to NAV during the year. The Fund outperformed its benchmark, the Credit Suisse Hedge Fund Index that returned 1.25% as well as other Allocation and Fixed Income closed-end funds. The Fund had a rough start to the year as financial markets tumbled amid slowing global growth concerns and commodity price weakness. However, as commodity prices rebounded, credit and equity markets normalized enabling the Fund’s performance to rebound significantly.

On February 15, 2017, the Fund received the Alt Credit U.S. Performance Award for the Top ‘40 Act Credit Fund over the trailing 5-year period.

NHF	1 Year	3 Year	5 Year	Inception to Date
NAV	22.54%	5.76%	16.79%	2.70%
Market Price	27.69%	11.05%	19.06%	4.91%

For the year ended December 31, 2016, the top five performing investments in the portfolio were the Fund’s positions in Vistra Energy (the former TXU), NexPoint Real Estate Opportunities, LLC, Grayson CLO Preferred Equity, Medivation common equity and Stratford CLO Preferred Equity. The top five underperforming investments in the portfolio for the year ended December 31, 2016 were Twitter common equity, Anadarko Petroleum, Salesforce.com, Zillow Group common equity, and Aberdeen Loan Funding Preferred Equity. Overall, the Fund’s equity investments detracted approximately 6.5% from the Fund’s NAV return. The Fund’s leading contributors to performance included its investments in CLOs, Loans, and REITs, which contributed approximately 12%, 11.25%, and 2%, respectively, to the Fund’s NAV return.

Portfolio Highlights

Vistra Energy, one of the largest, high conviction positions in the portfolio that we continued to hold after it significantly underperformed in 2015, was the largest contributor to the Fund’s overall performance in 2016. To provide a little history on the position, Vistra Energy is the largest power generator and retailer in Texas. The company has an integrated business platform that provides stability to cash flow yet opportunity for upside as power prices recover. Texas is a unique marketplace for an electricity provider: it is the second largest state economy and one of the fastest growing; electricity produced in Texas is consumed in Texas, making it subject to favorable supply-demand dynamics; and its power market is unregulated with compensation achieved through supply-demand imbalances. Their former parent company, Energy Future Holdings, was taken private in a 2007 leveraged buyout led by KKR, TPG and Goldman Sachs. Stumbling after being saddled with roughly $40 billion in debt, the company eventually filed for Chapter 11 bankruptcy in April 2014.

The Fund’s initial investment was in the company’s 1st Lien Term Loan following the bankruptcy announcement. Our view was that a combination of technical factors (large position held in many loan funds many of whom became forced sellers) and fundamental factors (severely depressed power prices in the Texas market) created an opportunity to invest in a critical piece of energy infrastructure at an attractive valuation during the bottoming of the cycle. Our position in the fulcrum security gave us an opportunity to participate in equity upside post-bankruptcy while providing downside protection during bankruptcy as the position earned an approximate 15% current yield.

The investment contributed to the Fund’s 2016 performance (Vistra Energy common equity +12.7% since emergence), and we believe the foundation is set for the position to provide positive returns in the future. The company emerged from bankruptcy in October (which converted our 1st lien TL into common equity), hired new senior management, initiated guidance for 2016 and 2017 EBITDA and free cash flow which were above projections provided during the bankruptcy process, and paid a $2.32/share special dividend.

Looking ahead to 2017 and beyond, we view the investment thesis in three parts: 1) standalone valuation convergence to peers post-bankruptcy, 2) cyclical earnings upside, and 3) potential for strategic value creation opportunities. With this in mind, we believe that catalysts from strategic value creation opportunities along with earnings recovery will provide attractive returns for this investment going forward.

The Fund’s allocation to CLOs, both CLO debt and CLO equity, contributed the most to the Fund’s NAV return. Following the selloff in credit towards the end of 2015, beginning of 2016, CLOs recovered markedly as investor interest in risk assets improved and markets normalized throughout the remainder of the year. CLOs can be effected by broad technical issues that hit credit markets, but risk is muted by their long-term financing structure.

Taking into consideration the Feds rate hike plans, we anticipate a strong technical demand for floating rate securities and thus CLOs. This optimism is tempered somewhat given the realization that higher rates may impact levered balance sheets. We also believe that CLOs are still cheap on a fundamental basis. Recently implemented CLO risk retention regulations as well as post-crisis banking reform has reduced CLO demand and kept spreads historically wide (despite current spread narrowing). We

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2016	NexPoint Credit Strategies Fund

don’t expect the administration to eliminate risk retention rules, but we believe small tweaks to banking regulations could allow smaller banks to purchase more CLOs. And with market risk appetite rising with expectations for nominal growth, fiscal spending optimism, oil production cuts, and global growth, we expect CLO demand to pick up and spreads to compress. With a favorable technical picture, attractive yields, and structural protections, we believe CLOs should continue to offer investors attractive risk-adjusted returns.

Lastly, the preferred equity real estate positions in one of the Fund’s internally owned REIT subsidiaries, NexPoint Real Estate Capital, LLC. (“NREC”), made a meaningful contribution to the Fund’s performance. For the full year 2016, NREC received gross distributions of $25.0 million, which included $16.3 million from two investments that were redeemed during the period. The first, a $2.8 million position in an apartment complex in in Galveston, Texas was redeemed in February 2016 after a 22-month investment period. This investment earned an internal rate of return of 17.89%. The second position was redeemed in April 2016 after only a 7-month investment period when the borrower chose to redeem our $13 million position. A Dallas-based apartment complex, this investment earned an internal rate of return of 19.36%. As of December 31, 2016, NREC had 14 preferred equity positions representing $74.0 million of invested capital. For the full year 2016, those investments earned an unlevered yield of 11.87%.

We believe financing shortfalls within the commercial real estate market have become a common occurrence and are likely to persist in the future. Due to new regulations designed to reduce risk at financial institutions, real estate lenders have become more sensitive to what regulators have termed “high-volatility commercial real estate” (HVCRE), leaving developers and investors with large financing shortfalls — our preferred and mezzanine structure is designed to fill this gap. Preferred and mezzanine lenders can provide value to real estate owners and operators by developing structured financial products to capitalize acquisitions, refinance, or enhance the property. Preferred and mezzanine structures usually include downside protection via change of control provisions, foreclosures, forced-sale rights, and put options in the event of default. Our preferred and mezzanine investments are structured in a flexible manner in an attempt to help mitigate risk, such as real estate market cycles, maturing first mortgages, etc. We estimate the term of each of our investments to be roughly 36 months.

As of December 31, 2015 and December 31, 2016, the Fund’s investments were allocated among the following asset classes.

2015	2016

The Fund’s Strategy

The Fund’s investment adviser, NexPoint Advisers L.P. (the “Investment Adviser”), manages the Fund pursuant to a multi-strategy investment program that attempts to exceed the return of the Fund’s benchmark in a transparent, registered fund format, with monthly dividends. We will typically allocate the Fund’s investments in the following asset classes: public equities, private equity investments, collateralized loan obligation (CLOs) debt, high yield bonds, syndicated floating rate bank loans, real estate assets, CLO equity, non-traditional yield oriented investments and may hedge exposure where necessary.

Shareholder Loyalty Program

In July 2012, we developed and implemented a unique and creative Shareholder Loyalty Program (the “Program”) that we believe rewards long-term shareholders while aligning the interests of the portfolio manager and other employees of the Investment Adviser and its affiliates with those of the Fund’s shareholders. The primary purpose of the Program is to promote shareholder loyalty. Subject to certain limitations, the Program offers shareholders a 2% gross-up on all new contributions made through accounts held by the Program’s administrator that are held for at least 12-months after initial purchase date. The Program was offered to employees of NexPoint and affiliates beginning in July 2012 and has increased direct employee ownership in the Fund. All costs of the program, including the cost of the gross-up on purchases and dividend reinvestments, are paid by the Investment Adviser, not by the Fund.

2	Annual Report

FUND PROFILE (unaudited)

NexPoint Credit Strategies Fund

Objective

NexPoint Credit Strategies Fund seeks to provide both current income and capital appreciation.

Net Assets as of December 31, 2016

$414.8 million

Portfolio Data as of December 31, 2016

The information below provides a snapshot of NexPoint Credit Strategies Fund at the end of the reporting period. NexPoint Credit Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2016 (%)(1)
BB	9.6
B	29.8
CCC or Lower	26.0
Not Rated	34.6

Top 5 Sectors as of 12/31/2016 (%)(2)
Real Estate Investment Trust	39.9
Financial	33.0
Telecommunications	12.4
Asset-Backed Securities	11.2
Information Technology	7.7

Top 10 Holdings as of 12/31/2016 (%)(2)
NexPoint Real Estate Capital, LLC (Common Stocks)	22.5
NexPoint Real Estate Opportunities, LLC (Common Stocks)	17.3
TerreStar Corporation (Common Stocks)	8.4
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	6.7
Vistra Energy Corp. (Common Stocks)	6.1
Twitter, Inc. (Common Stocks)	5.7
Grayson CLO, Ltd. (Preferred Stocks)	5.2
Stratford CLO, Ltd. (Preferred Stocks)	5.0
Greenbriar CLO, Ltd. (Preferred Stocks)	4.4
Specialty Financial Products, Ltd. (Common Stocks)	4.2

(1)	Quality is calculated as a percentage of total bonds and notes. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not the Fund itself. Quality ratings are subject to change.

(2)	Top 5 Sectors and Top 10 Holdings tables are calculated as a percentage of total net assets.

Annual Report	3

FINANCIAL STATEMENTS

December 31, 2016	NexPoint Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of December 31, 2016	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 9.8%

CHEMICALS - 0.5%
826,662	Vertellus Holdings, LLC Second Lien Term Loan 13.00%, 10/31/2021	731,596
1,366,050	Exit Term Loan 10.00%, 04/30/2018	1,345,559

		2,077,155

ENERGY - 0.5%
439,481	Azure Midstream Energy LLC Term Loan B 7.50%, 11/15/2018	408,168
499,831	Fieldwood Energy LLC First Lien Term Loan 8.00%, 08/31/2020	476,714
861,558	First Lien Last Out Term Loan 8.38%, 09/30/2020	756,017
698,516	Second Lien Term Loan 8.38%, 09/30/2020	499,439

		2,140,338

GAMING & LEISURE (b) - 2.0%
8,322,966	Ginn-LA CS Borrower LLC First Lien Tranche B Term Loan (c)	—
3,883,480	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit (c)	—
9,166,283	LLV Holdco LLC Exit Revolving Loan 5.00%, 02/28/2017 (d)(e)	8,249,655

		8,249,655

HOUSING (b)(c) - 0.0%
2,221,161	LBREP/L-SunCal Master I LLC First Lien Term Loan B	—

MEDIA & TELECOMMUNICATIONS (b)(c) - 0.0%
2,578,841	Endurance Business Media, Inc. First Lien Term Loan	—

SERVICE - 2.9%
14,527,091	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.07%, 04/02/2020	12,114,577

TELECOMMUNICATIONS (b)(e) - 3.8%
15,570,001	TerreStar Corporation Term Loan A 5.50%, 02/27/2020	15,523,291

UTILITY (f) - 0.1%
92,329,417	Texas Competitive Electric Holdings Co., LLC Non Extended Escrow Loan	461,647

	Total U.S. Senior Loans (Cost $54,605,407)	40,566,663

Principal Amount		Value ($)

Foreign Denominated or Domiciled
Senior Loans (a) - 1.0%

MARSHALL ISLANDS (g) - 1.0%
USD
6,221,469	Drillships Financing Holding, Inc. Tranche Term Loan B-1 6.00%, 03/31/2021	4,062,619

UNITED KINGDOM (b)(c) - 0.0%
GBP
702,703	Henson No. 4, Ltd. Term Loan Facility B	—
213,468	Henson No. 4, Ltd. Term Loan Facility B	—
710,448	Henson No. 4, Ltd. Term Loan Facility C	—
217,359	Henson No. 4, Ltd. Term Loan Facility C	—

	Total Foreign Denominated or Domiciled Senior Loans (Cost $4,292,132)	4,062,619

Asset-Backed Securities - 11.2%
14,000,000	Acis CLO, Ltd. Series 2013-1A, Class SUB 0.00%, 04/18/2024 (h)(i)	5,174,960
7,500,000	Series 2015-6A, Class SUB 0.00%, 05/01/2027 (h)(i)	4,689,847
6,000,000	Series 2014-3A, Class E 5.64%, 02/01/2026 (h)(i)(j)	4,807,200
4,500,000	Series 2013-1A, Class E 6.48%, 04/18/2024 (h)(i)(j)	3,987,000
5,000,000	Series 2014-3A, Class F 6.49%, 02/01/2026 (h)(i)(j)	3,191,500
9,142,000	Series 2013-1A, Class F 7.38%, 04/18/2024 (h)(i)(j)	7,046,654
2,250,000	ALM VII R-2, Ltd. Series 2013-7R2A, Class SUBR 0.00%, 10/15/2116 (i)(j)	1,620,000
1,000,000	Apidos CLO Series 2013-12A, Class F 5.78%, 04/15/2025 (i)(j)	796,500
1,925,000	Betony CLO, Ltd. Series 2015-1A, Class SUB 0.00%, 04/15/2027 (i)	1,038,268
1,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F 6.48%, 10/17/2026 (i)(j)	815,000
1,000,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class F 6.73%, 01/16/2026 (i)(j)	655,000
2,915,407	Grayson CLO, Ltd. Series 2006-1A, Class D 4.49%, 11/01/2021 (h)(i)(j)	2,434,365
850,000	Greywolf CLO, Ltd. Series 2013-1A, Class E 5.93%, 04/15/2025 (i)(j)	709,325
701,696	Highland Loan Funding V, Ltd. 3.39%, 08/01/2017 (b)(h)	574,900

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of December 31, 2016	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

Asset-Backed Securities (continued)
7,377,599	Highland Park CDO, Ltd. Series 2006-1A, Class A2 1.33%, 11/25/2051 (h)(i)(j)	7,008,719
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 0.00%, 08/01/2020 (h)(i)	337,500
2,100,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 6.38%, 07/24/2024 (i)(j)	1,596,000

	Total Asset-Backed Securities (Cost $52,730,746)	46,482,738

Corporate Bonds & Notes - 5.9%

ENERGY - 1.7%
681	American Energy-Permian Basin LLC 7.38%, 11/01/2021 (i)	581
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (i)(k)(l)	7,099,015
5,000,000	Venoco, LLC (c)	100,000

		7,199,596

INFORMATION TECHNOLOGY (l) - 3.7%
23,971,250	Avaya, Inc. 10.50%, 03/01/2021 (i)	10,427,494
5,000,000	Scientific Games International, Inc. 10.00%, 12/01/2022	5,000,000

		15,427,494

TELECOMMUNICATIONS - 0.2%
2,060,602	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	795,907

TRANSPORTATION (c) - 0.2%
3,750,000	DPH Holdings Corp.	150,000
3,933,000	DPH Holdings Corp.	157,320
8,334,000	DPH Holdings Corp.	333,360

		640,680

UTILITY (f) - 0.1%
5,000,000	Texas Competitive Electric Holdings Co., LLC	75,000
24,000,000	Texas Competitive Electric Holdings Co., LLC	204,000

		279,000

	Total Corporate Bonds & Notes (Cost $54,124,320)	24,342,677

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS (b)(c) - 0.0%
USD
64,515,064	Celtic Pharma Phinco BV, PIK	—
28,665,284	Celtic Pharma Phinco BV, PIK	—

		—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Principal Amount ($)		Value ($)

Sovereign Bonds - 0.4%
1,000,000	Argentine Republic Government International Bond 2.50%, 12/31/2038 (m)	617,500
1,000,000	7.63%, 04/22/2046 (i)(k)	1,002,500

	Total Sovereign Bonds (Cost $1,506,376)	1,620,000

Shares

Common Stocks - 77.1%

CHEMICALS - 1.1%
456,875	MPM Holdings, Inc. (k)(l)(n)	3,959,507
661,330	Vertellus Specialties, Inc.	843,196

		4,802,703

CONSUMER DISCRETIONARY (k)(l)(n) - 1.6%
392,273	K12, Inc.	6,731,405

ENERGY (n) - 1.0%
1,890	Arch Coal, Inc., Class A (k)	147,515
336	California Resources Corp.	7,153
2,242,718	Ocean Rig UDW, Inc. (k)	3,902,329

		4,056,997

FINANCIAL - 5.4%
1,000,000	Adelphia Recovery Trust	600
46,601	American Banknote Corp. (b)(n)	100,658
1,005,985	Fortress Investment Group LLC, Class A (k)(l)	4,889,087
15,267,474	Specialty Financial Products, Ltd. (b)(e)(n)	17,469,044

		22,459,389

GAMING & LEISURE (b)(e)(n) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (b)(e)(n) - 0.2%
24,000,000	Genesys Ventures IA, LP	751,200

HOUSING (b) - 0.2%
368,150	CCD Equity Partners LLC	909,331

INFORMATION TECHNOLOGY - 5.7%
833	CDK Global, Inc. (k)	49,722
1	Magnachip Semiconductor Corp. (n)	6
1,446,400	Twitter, Inc. (k)(l)(n)	23,576,320

		23,626,048

MEDIA & TELECOMMUNICATIONS - 7.0%
9,295	Cumulus Media, Inc., Class A (n)	9,481
18,000	Gray Television, Inc., Class A (k)(n)	187,200
24,097	Loral Space & Communications, Inc. (k)(l)(n)	989,182

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2016	NexPoint Credit Strategies Fund

Shares		Value ($)

Common Stocks (continued)

MEDIA & TELECOMMUNICATIONS (continued)
308,875	Metro-Goldwyn-Mayer, Inc., Class A (n)(o)	27,772,959
645	Time, Inc. (k)	11,513

		28,970,335

REAL ESTATE (b)(e)(n) - 0.0%
560,390	Allenby	1
5,270,997	Claymore	5

		6

REAL ESTATE INVESTMENT TRUST (b)(e)(n) - 39.9%
8,271,300	NexPoint Real Estate Capital, LLC, REIT	93,428,471
25,255,573	NexPoint Real Estate Opportunities, LLC, REIT	71,937,975

		165,366,446

TELECOMMUNICATIONS (b)(e)(n)(o) - 8.4%
110,872	TerreStar Corporation	34,788,307

UTILITY - 6.2%
26,220	Entegra TC LLC, Class A (n)	734,161
1,272,973	Entegra TC LLC, Class B (b)(n)	—
1,618,542	Vistra Energy Corp. (l)	25,087,401

		25,821,562

WIRELESS COMMUNICATIONS (k)(n) - 0.4%
226,052	Pendrell Corp.	1,525,851

	Total Common Stocks (Cost $487,755,092)	319,809,580

Preferred Stocks - 27.6%

FINANCIAL (h) - 27.6%
14,500	Aberdeen Loan Funding, Ltd.	4,422,500
1,200	Brentwood CLO, Ltd. (i)	444,000
13,800	Brentwood CLO, Ltd.	5,106,000
34,500	Eastland CLO, Ltd.	12,192,300
5,000	Eastland Investors Corp. (i)	1,767,000
7,750	Gleneagles CLO, Ltd. (i)	2,964,375
62,600	Grayson CLO, Ltd., Series II (i)	21,571,021
1,500	Grayson Investors Corp. (i)	516,877
3,750	Greenbriar CLO, Ltd. (i)	1,771,875
39,000	Greenbriar CLO, Ltd.	18,427,500
2,500	Liberty CLO, Ltd. (i)	737,750
8,500	Red River CLO, Ltd., Series PS-2	2,148,377
10,500	Rockwall CDO, Ltd. (i)	7,428,750
6,000	Southfork CLO, Ltd. (i)	1,984,500
41,500	Stratford CLO, Ltd. (i)	20,890,477
29,007	Westchester CLO, Ltd. (i)	11,969,739

		114,343,041

	Total Preferred Stocks (Cost $169,308,711)	114,343,041

Exchange-Traded Funds (k)(n) - 0.0%
11,700	Direxion Daily Gold Miners Index Bull 3X Shares ETF	89,388

	Total Exchange-Traded Funds (Cost $1,995,037)	89,388

Units		Value ($)

Rights - 0.6%

UTILITY (n) - 0.6%
1,618,542	Texas Competitive Electric Holdings Co., LLC	2,670,594

	Total Rights (Cost $5,105,621)	2,670,594

Warrants - 0.0%

ENERGY (n) - 0.0%
4,071	Arch Coal, Inc. expires 10/05/23	151,645
6,536,535	Kinder Morgan, Inc., expires 05/25/2017	35,951

		187,596

GAMING & LEISURE (b)(e)(n) - 0.0%
602	LLV Holdco LLC - Series C, Membership Interest	—
828	LLV Holdco LLC - Series D, Membership Interest	—
925	LLV Holdco LLC - Series E, Membership Interest	—
1,041	LLV Holdco LLC - Series F, Membership Interest	—
1,179	LLV Holdco LLC - Series G, Membership Interest	—

	Total Warrants (Cost $4,500,396)	187,596

Total Investments - 133.6%
	(Cost $898,178,364)	554,174,896

Shares

Securities Sold Short - (1.7)%

Common Stocks - (1.7)%

ENERGY (p) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	(930)

Information Technology (p) - (1.7)%
(50,400)	Zillow Group, Inc., Class A	(1,837,080)
(140,400)	Zillow Group, Inc., Class C	(5,120,388)

		(6,957,468)

	Total Common Stocks (Proceeds $7,634,868)	(6,958,398)

	Total Securities Sold Short (Proceeds $7,634,868)	(6,958,398)

Other Assets & Liabilities, Net - (31.9)%		(132,416,792)

Net Assets - 100.0%		414,799,706

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (concluded)

As of December 31, 2016	NexPoint Credit Strategies Fund

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2016. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $243,732,838, or 58.8% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2016.
(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)	Fixed rate senior loan.
(e)	Affiliated issuer. Assets with a total aggregate market value of $242,147,949, or 58.4% of net assets, were affiliated with the Fund as of December 31, 2016.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2016, these securities amounted to $136,483,792 or 32.9% of net assets.
(j)	Variable or floating rate security. The interest rate shown reflects the rate in effect December 31, 2016.
(k)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $39,617,334.
(l)	All or part of the security is pledged as collateral for the Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. The market value of the securities pledged as collateral was $ 31,761,367.
(m)	Step coupon bond. The interest rate shown reflects the rate in effect December 31, 2016 and will reset at a future date.
(n)	Non-income producing security.

(o)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$27,772,959	6.7%
TerreStar Corporation	Common Stocks	11/14/2014	$31,589,558	$34,788,307	8.4%

(p)	No dividend payable on security sold short.

Currency Abbreviations:
GBP	British Pound
USD	United States Dollar

Glossary:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Energy	1.0%
Healthcare	0.0%
Retail	0.0%

Total	1.0%

8	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2016	NexPoint Credit Strategies Fund

($)
Assets
Investments from unaffiliated issuers, at value (cost $581,967,097)	312,026,947
Affiliated issuers, at value (cost $316,211,267) (Note 11)	242,147,949

Total Investments, at value (cost $898,178,364)	554,174,896
Receivable for:
Due from broker	1,736,660
Investments sold	42,154
Dividends and interest	6,055,546
Prepaid expenses and other assets	694,528

Total assets	562,703,784

Liabilities
Due to custodian	656,200
Due to broker	13,025,757
Notes payable (Note 6)	124,983,081
Securities sold short, at value (proceeds $7,634,868) (Notes 2 and 9)	6,958,398

Payable for:
Distributions to shareholders	345
Investments purchased	1,050,220
Investment advisory and administration fees (Note 8)	531,530
Interest expense (Note 6)	259,999
Accrued expenses and other liabilities	438,548

Total liabilities	147,904,078

Commitments and Contingencies (Note 9)

Net Assets Applicable to Common Shares	414,799,706

Net Assets Consist of:
Par value (Note 1)	16,022
Paid-in capital	861,671,474
Accumulated (distributions in excess of) net investment income	29,688,677
Accumulated net realized loss from investments, securities sold short, written options, futures contracts and foreign currency transactions	(133,249,469)
Net unrealized appreciation (depreciation) on investments and securities sold short	(343,326,998)

Net Assets Applicable to Common Shares	414,799,706

Common Shares
Net Assets	414,799,706
Shares outstanding (unlimited authorization)	16,022,326
Net asset value per share (Net assets/shares outstanding)	25.89

See accompanying Notes to Financial Statements.	9

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2016	NexPoint Credit Strategies Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	41,053,498
Dividends from affiliated issuers (Note 11)	13,256,016
Securities lending income (Note 4)	8,303
Interest from unaffiliated issuers	20,556,096
Interest from affiliated issuers (Note 11)	2,091,696
Other income	51,812

Total Income	77,017,421

Expenses:
Investment advisory (Note 8)	5,419,265
Administration fees (Note 8)	1,083,853
Transfer agent fees	67,779
Trustees fees (Note 8)	77,503
Accounting services fees	137,552
Audit fees	373,693
Legal fees	426,166
Registration fees	21,637
Insurance	63,798
Reports to shareholders	197,054
Interest expense (Note 6)	3,516,046
Dividends and fees on securities sold short (Note 2)	267,915
Other	83,575

Total operating expenses	11,735,836

Net investment income	65,281,585

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(55,430,901)
Securities sold short (Note 2)	4,803,104
Written options contracts (Note 3)	302,877
Futures contracts (Note 3)	(220)
Foreign currency related transactions	(1,441)

Change in unrealized appreciation (depreciation) on:
Investments	73,643,756
Securities sold short (Note 2)	(2,910,160)
Written options contracts (Note 3)	6,626,614
Foreign currency related translations	81,633

Net realized and unrealized gain (loss) on investments	27,115,262

Total increase in net assets resulting from operations	92,396,847

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Credit Strategies Fund

	Year Ended December 31, 2016 ($)	Year Ended December 31, 2015 ($)
Increase (Decrease) in Net Assets Operations:
Net investment income	65,281,585	139,812,878
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(50,326,581)	18,008,984
Net change in unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	77,441,843	(274,559,990)

Net increase (decrease) from operations	92,396,847	(116,738,128)

Distributions Declared to Common Shareholders
From net investment income	(44,778,032)	(45,994,364)
Spin-Off (Note 12)	—	(332,056,224)

Total distributions declared to common shareholders	(44,778,032)	(378,050,588)

Total increase/(decrease) in net assets from common shares	47,618,815	(494,788,716)

Share transactions:
Value of distributions reinvested	1,102,742	—
Cost of shares redeemed (Note 13)	—	(10,532)

Net increase (decrease) from shares transactions	1,102,742	(10,532)

Total increase (decrease) in net assets	48,721,557	(494,799,248)

Net Assets
Beginning of period	366,078,149	860,877,397

End of period (including undistributed net investment income of $29,688,677 and $(1,123,636) respectively)	414,799,706	366,078,149

Change in Common Shares
Issued for distribution reinvested	52,973	—
Shares redeemed (Note 13)	(302)	(713)

Net increase/(decrease) in common shares	52,671	(713)

See accompanying Notes to Financial Statements.	11

STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 2016	NexPoint Credit Strategies Fund

($)
Cash Flows Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	92,396,847

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Operating Activities:
Purchases of investment securities from unaffiliated issuers	(319,810,995)
Proceeds from disposition of investment securities from unaffiliated issuers	367,685,688
Proceeds from disposition of investment securities from affiliated issuers	6,576,895
Purchases of investment securities from affiliated issuers	(2,515,865)
Purchases of securities sold short	(13,206,822)
Proceeds of securities sold short	688,732
Paydowns at cost	13,324,997
Net accretion of discount	(3,536,755)
Net realized loss on investments from unaffiliated issuers	55,430,901
Net realized gain on securities sold short, written options contracts and foreign currency transa	(5,104,540)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options contracts and translation on assets and liabilities denominated in foreign currency	(77,441,843)
Decrease in due from broker	18,597,750
Decrease in receivable for investments sold	2,000,476
Increase in receivable for dividends and interest	(255,704)
Increase in prepaid expenses and other assets	(631,474)
Decrease in payable for investments purchased	(9,118,530)
Increase in payable due to broker	13,025,757
Decrease in payables to related parties	(83,049)
Decrease in payable to transfer agent fees	(20,699)
Decrease in payable for interest expense	(95,930)
Decrease in accrued expenses and other liabilities	(233,056)

Net cash flow provided by operating activities	137,672,781

Cash Flows Received from (Used In) Financing Activities:
Decrease in notes payable	(90,942,234)
Distributions paid in cash	(43,675,290)

Net cash flow received from (used in) financing activities	(134,617,524)
Effect of exchange rate changes on cash	80,192

Net Increase in Cash	3,135,449

Cash & Foreign Currency/Due to Custodian/Bank Overdraft of Foreign Currency:
Beginning of period	(3,791,649)

End of period	(656,200)

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	3,611,976
Reinvestment of distributions	1,102,742

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Credit Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
Common Shares Per Share Operating Performance:	2016	2015*		2014	2013	2012

Net Asset Value, Beginning of Year	$22.92	$53.92		$11.34	$7.46	$6.94
Income from Investment Operations:
Net investment income	4.08	8.75	(a)	0.82	0.63	0.43
Net realized and unrealized gain/(loss)	1.69	(16.08)		2.02	3.80	0.52

Total from investment operations	5.77	(7.33)		2.84	4.43	0.95
Less Distributions Declared to Common Shareholders:
From net investment income	(2.80)	(2.88)		(0.70)	(0.55)	(0.43)
From spin-off (Note 12)	—	(20.79)		—	—	—

Total distributions declared to common shareholders	(2.80)	(23.67)		(0.70)	(0.55)	(0.43)
Net Asset Value, End of Period	$25.89	$22.92		$13.48	$11.34	$7.46
Market Value, End of Period	$22.77	$20.44		$11.23	$9.42	$6.64
Market Value Total Return(b)	27.69%	(18.09)%		26.77%	52.03%	14.73%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$414,800	$366,078		$860,877	$724,485	$476,263
Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Gross operating expenses(c)	3.12%	3.43%		2.48%	2.82%	3.14%
Net investment income/(loss)	17.34%	24.23	%(d)	6.45%	7.01%	6.00%
Common and Preferred Share Information at End of Period:
Ratios based on average Managed Assets (as defined in Note 8) of common shares:
Gross operating expenses(c)	2.17%	2.23%		1.68%	1.98%	2.26%
Net investment income (loss)	12.05%	15.79	%(f)	4.38%	4.91%	4.32%
Portfolio turnover rate(f)	41%	31%		59%	74%	92%

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split. (See Note 13)
(a)	Includes non-recurring dividend from Freedom REIT. (see Note 12).
(b)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(c)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2016	2015	2014	2013	2012
Ratios based on average net assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.12%	3.43%	2.48%	2.82%	3.14%
Interest expense and commitment fees	0.93%	0.71%	0.50%	0.60%	0.92%
Dividends and fees on securities sold short	0.07%	0.24%	0.07%	0.05%	0.01%

	For the Years Ended December 31,
	2016	2015	2014	2013	2012
Ratios based on average Managed Assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.17%	2.23%	1.68%	1.98%	2.26%
Interest expense and commitment fees	0.65%	0.46%	0.34%	0.42%	0.66%
Dividends and fees on securities sold short	0.05%	0.15%	0.04%	0.03%	0.01%

(d)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 9.76% (See Note 12)
(e)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 6.36% (See Note 12)
(f)	Excludes in-kind activity

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

December 31, 2016	NexPoint Credit Strategies Fund

Note 1. Organization

NexPoint Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the year ended December 31, 2016. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2016, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign corporate bonds and notes, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, warrants, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of December 31, 2016 is as follows:

	Total value at December 31, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans
Chemicals	$2,077,155	$—	$2,077,155	$—
Energy	2,140,338	—	2,140,338	—
Gaming & Leisure	8,249,655	—	—	8,249,655
Housing	—	—	—	—	(2)
Media & Telecommunications	—	—	—	—	(2)
Service	12,114,577	—	12,114,577	—
Telecommunications	15,523,291	—	—	15,523,291
Utility	461,647	—	461,647	—
Foreign Denominated or Domiciled Senior Loans	4,062,619	—	4,062,619	—	(2)
Asset-Backed Securities	46,482,738	—	45,907,838	574,900
Corporate Bonds & Notes(1)	24,342,677	—	24,342,677	—
Foreign Corporate Bonds & Notes(1)	—	—	—	—	(2)
Sovereign Bonds	1,620,000	—	1,620,000	—
Common Stocks
Chemicals	4,802,703	—	843,196	3,959,507
Consumer Discretionary	6,731,405	6,731,405	—	—
Energy	4,056,997	4,056,997	—	—
Financial	22,459,389	4,889,687	—	17,569,702
Gaming & Leisure	—	—	—	—	(2)
Healthcare	751,200	—	—	751,200
Housing	909,331	—	—	909,331
Information Technology	23,626,048	23,626,048	—	—
Media & Telecommunications	28,970,335	1,197,376	27,772,959	—
Real Estate	6	—	—	6
Real Estate Investment Trust	165,366,446	—	—	165,366,446
Telecommunications	34,788,307	—	—	34,788,307
Utilities	25,821,562	25,087,401	734,161	—
Wireless Communications	1,525,851	1,525,851	—	—
Preferred Stocks(1)	114,343,041	—	114,343,041	—
Exchange-Traded Funds	89,388	89,388	—	—
Rights(1)
Utility	2,670,594	—	2,670,594	—
Warrants(1)
Energy	187,596	35,951	151,645	—
Gaming & Leisure	—	—	—	—	(2)

Total Assets	$554,174,896	$67,240,104	$239,242,447	$247,692,345

Liabilities
Securities Sold Short(1)	$(6,958,398)	$(6,958,398)	$—	$—

Total Liabilities	$(6,958,398)	$(6,958,398)	$—	$—

Total	$547,216,498	$60,281,706	$239,242,447	$247,692,345

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2016.

	Balance as of December 31, 2015	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases		Net (Sales)	Balance as of December 31, 2016	Change in Un realized Gain/ (Loss) on Level 3 securities still held at period end
U.S. Senior Loans
Gaming & Leisure	$4,476,048	$—	$—	$—	$—	$3,322,090	$451,517	(a)	$—	$8,249,655	$3,322,090
Telecommunications	13,874,103	—	—	(2,345)	—	11,354	1,640,179	(a)	—	15,523,291	11,354
Foreign Denominated or Domiciled Senior Loans	35,060	—	—	—	14,158	9,744	2,556		(61,518)	—	—
Asset-Backed Securities	—	574,900	—	—	—	—	—		—	574,900	—
Common Stocks
Chemicals	4,682,969	—	—	—	—	(723,462)	1,449,861		(1,449,861)	3,959,507	(1,313,307)
Financial	22,516,499	—	—	—	2,096,897	791,391	1,852,149		(9,687,234)	17,569,702	1,489,762
Healthcare	1,569,600	—	—	—	—	(818,400)	—		—	751,200	(818,400)
Housing	1,141,265	—	—	—	—	(231,934)	—		—	909,331	(231,934)
Real Estate	5	—	—	—	—	(513,716)	513,717		—	6	(513,716)
Real Estate Investment Trust	161,905,867	—	—	—	69,599	3,636,080	—		(245,100)	165,366,446	3,636,080
Telecommunications	33,434,560	—	—	—	—	1,353,747	—		—	34,788,307	1,353,747

Total	$243,635,976	$574,900	$—	$(2,345)	$2,180,654	$6,836,894	$5,909,979		$(11,443,713)	$247,692,345	$6,935,676

(a)	Represents payment in kind interest

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended December 31, 2016, $574,900 of the Fund’s portfolio investments was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to Level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

The Fund uses end of period market value in the determination of the amount associated with any transfers between levels.

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$223,344,499	Third-Party Pricing Vendor	N/A	N/A
		Net Asset Value	N/A	N/A
		Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
			Multiple of EBITDA	1.5x - 8.0x
			Capitalization Rates	6.1%
			Liquidity Discount	25%
			Minority Discount	20%
		Third-Party Valuations	Capitalization Rates	5.5% - 8.75%
		Recovery Analysis	Scenario Probabilities	33%
		Discounted Cash Flow	Discount Rate	19%
U.S. Senior Loans	23,772,946	Discounted Cash Flow	Spread Adjustment	0.10%
		Adjusted Appraisal	Liquidity Discount	10%
Asset-Backed Securities	574,900	Discounted Cash Flow	Discount Rate	9%

Total	$247,692,345

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), respectively, and does not include cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified due to broker on the Statement of Assets and Liabilities, as applicable. Additionally, securities valued at $39,617,334 was posted in the Fund’s segregated account as collateral.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions,

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Transactions in written options for the year ended December 31, 2016 were as follows:

	Number of Contracts	Notional Value	Premium
Outstanding, December 31, 2015	3,125	$24,700,000	$2,026,299
Put Options Expired	(400)	(2,900,000)	(302,877)
Put Options Exercised	(2,725)	(21,800,000)	(1,723,422)

Outstanding, December 31, 2016	—	$—	$—

Additional Derivative Information

The Fund follows authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(14,981,209	)(1)(2)(3)	$19,693,675Z	(4)(5)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

For the year ended December 31, 2016, the Fund’s monthly average volume of derivatives is as follows:

Units/ Contracts
Purchased Options Contracts	6,823
Written Options Contracts	302

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its portfolio securities, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable letters of credit issued by a bank as acceptable under the Fund’s securities lending agreement, and such other collateral as the Fund and its securities lending agent agree from initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. The borrower pays

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral and receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Lending Agreements (“SLA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof. During the year ended December 31, 2016, the Fund did not participate in securities lending.

Note 5. U.S. Federal Income Tax Information

The character of income and capital gains to be the Code, U.S. Treasury regulations, and other applicable authority,

distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under the Code, U.S. Treasury regulations, and other applicable authority. These reclassifications have no impact on the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2016, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies, expired capital loss carry-overs and non-deductible excise taxes paid were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$10,308,760	$(14,589,502)	$4,280,742

For the year ended December 31, 2016, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$30,471,421	$—	$—	$(142,090,545)	$(335,268,666)

For the year ended December 31, 2016, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2017	2018		No Expiration Short-Term(1)	No Expiration Long-Term(1)		Total
$36,362,724	$43,701,044	(2)	$7,831,127	$54,195,650	(2)	$142,090,545

(1)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)	The Fund’s ability to utilize the capital loss carryforward may be limited.

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 (unless otherwise indicated) is as follows:

Distributions Paid From:	2016	2015
Ordinary Income(1)	$44,778,032	$196,176,513
Return of Capital	—	147,931,387

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statement of Changes in Net Assets. The difference is the result of a book tax difference on the distribution of NexPoint Residential Trust (“NXRT”) shares to the Fund shareholders of record on the declaration of the NXRT distribution. For tax purposes, the value of this distribution was based on the closing public share price of NXRT on March 31, 2015. For book purposes, the value of the distribution was based on the underlying value of the assets owned by NXRT.

Unrealized appreciation and depreciation at December 31, 2016, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) (1)	Cost
$34,496,212	$(370,441,348)	$(335,945,136)	$890,120,032

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2016, the Fund did not elect to defer net realized capital losses incurred from November 1, 2015 through December 31, 2016.

Note 6. Credit Agreement

On February 2, 2011, the Fund entered into a credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $125,000 structuring fee, which was amortized ratably over the term of the agreement. As of December 31, 2016, the Credit Agreement facility size is $115,650,000 with an interest rate of LIBOR + 1.75%. The Credit Agreement’s maturity date is March 20, 2017 at which time the balance is expected to be $100,650,000. The Fund is required to pay down $5,000,000 on each of January 6, 2017, February 6, 2017, and March 6, 2017. As of December 31, 2016, the fair value of the outstanding Credit Agreement was estimated to be $116,056,955 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over 3 months risk free rate.

For the year ended December 31, 2016, the average daily note balance was $152,353,005 at a weighted average interest rate of 1.95%, excluding any commitment fee. With respect to the note balance, interest expense of $3,015,579 and uncommitted balance fee of $14,170 are included in interest expense in the Statement of Operations.

On May 16, 2013, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The current facility size of the Committed Facility Agreement is $75,000,000 and the Fund is required to pay 0.55% on the uncommitted balance and LIBOR + 0.75% on amounts borrowed. The Fund has the right to terminate the Committed Facility Agreement on 90 days’ notice, and BNPP PB, Inc. has the right to terminate the Committed Facility Agreement immediately. As of December 31, 2016, the carrying value of the Committed Facility Agreement was $9,333,081. The fair value of the outstanding Committed Facility Agreement was estimated to be $9,544,700, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 6 month risk free rate.

For the year ended December 31, 2016, the average daily note balance was $12,502,917 at a weighted average interest rate of 1.24%, excluding any commitment fee. With respect to the note balance, interest expense of $153,077 and uncommitted balance fee of $333,220 are included in interest expense in the Statement of Operations.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under the Credit Agreement and Committed Facility Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of December 31, 2016, the Fund was in compliance with its asset coverage requirements.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Although the Fund believes that Mr. Powell is technically no longer an “interested person” of the Fund, in light of his previous employment with certain affiliates of the Investment Adviser his ongoing provision of consulting services to affiliates of the Investment Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an “interested person” of the Fund. Therefore, the Fund intends to treat Mr. Powell as an “interested person” of the Fund for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until December 4, 2017 (the second anniversary of his resignation).

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Illiquidity of Investments Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed-income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Trust’s investment portfolio, it is possible that a significant amount of the Trust’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Trust’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would

24	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

subject the Trust to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Trust’s investment portfolio in any one investment strategy would subject the Trust to a greater degree of risk than if the Trust’s investment portfolio were varied in its investments with respect to several investment strategies.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, excluding short-term obligations, for the year ended December 31, 2016, were as follows:

Other Securities
Purchases	Sales
$238,838,435	$260,053,213

Note 11. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2016:

	Shares		Market Value
Issuer	December 31, 2015	December 31, 2016	December 31, 2015	December 31, 2016	Affiliated Income	Purchases	Sales
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, LLC, REIT (Common Stocks)	8,271,300	8,271,300	$97,833,766	$93,428,471	$9,240,986	$—	$6,414,478
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	25,255,573	25,255,573	63,896,601	71,937,975	2,215,057	—	—
Specialty Financial Products, Ltd. (Common Stocks)	13,388,945	15,267,474	14,188,265	17,469,044	1,799,973	2,002,149	—
Other Affiliates
Genesys Ventures IA, LP (Common Stocks)	24,000,000	24,000,000	1,569,600	751,200	—	—	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	8,746,211	9,197,728	4,170,887	8,249,655	451,517	—	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	14,040,695	15,680,873	47,308,663	50,311,598	1,640,179	—	—
Other Controlled
Allenby (Common Stocks)	436,635	560,390	—	1	—	123,755	—
Claymore (Common Stocks)	4,881,036	5,270,997	5	5	—	389,961	—

Total	99,020,395	103,504,335	$228,967,787	$242,147,949	$15,347,712	$2,515,865	$6,414,478

Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Note 12. Spin-Off

On September 9, 2014, the Board announced a plan to separate NexPoint Residential Trust, Inc. (“NXRT”) from the Fund through a series of restructuring transactions involving Freedom REIT, the Fund’s wholly-owned subsidiary, and NXRT, a real estate investment trust, followed by a distribution of all of the outstanding shares of NXRT common stock to the shareholders of the Fund on a pro-rata basis.

The Board approved the advisory agreement for NXRT on January 5, 2015, which subsequently was approved by the shareholders of the Fund on March 16, 2015. The Fund, the Investment Adviser, NXRT, and NXRT’s investment adviser received an exemptive order from the SEC under the 1940 Act permitting the Spin-Off and related transactions.

On April 1, 2015, the Fund transferred certain real estate assets and cash valued at $332,054,224, held by Freedom REIT to NXRT in exchange for NXRT common stock. Prior to this transaction, NXRT held $2,000 of cash. The Fund completed the Spin-Off through a pro-rata taxable distribution of NXRT common stock to the Fund’s shareholders of record as of the close of business on March 23, 2015 (the “Record Date”). The Fund’s shareholders received one share of NXRT common stock for every three common shares of the Fund held on the Record Date in the amount of $332,056,224, as shown on the Statements of Changes in Net Assets. Following the Spin-Off, the Fund continues to operate as a non-diversified, closed-end investment company and NXRT acquires, owns, operates and selectively develops multi-family real property.

Note 13. Reverse Stock Split

The Fund effected a 1-for-4 reverse stock split of the Fund’s issued and outstanding shares on October 6, 2015, thereby reducing by a factor of four the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split.

Note 14. Stock Repurchase Plan

On November 2, 2016, the Fund announced a stock repurchase plan initially sized at $10 million as approved by the Board. The repurchase plan was scheduled to begin in December 2016 and continue for approximately six months. As of December 31, 2016, no actual repurchases had occurred.

Note 15. Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities. The amendments in this update makes improvements to the requirements for accounting for equity investments and simplifying the impairment assessment of equity investments. For public entities this update will be effective for fiscal years beginning after December 15, 2017. For all other entities, this update will be effective for fiscal years beginning after December 31, 2018, and for interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In March 2016, the FASB issued Accounting Standards Update 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The amendments in this update clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. For public entities this update will be effective for interim periods and fiscal years beginning after December 15, 2016. For all other entities, this update will be effective for fiscal years beginning after December 31, 2017, and for interim periods within fiscal years beginning after December 15, 2018. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In August, 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Receipts and Cash Payments. The amendments in this update address eight specific issues, where there has been diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under Topic 230. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Investment Adviser is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

26	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

December 31, 2016	NexPoint Credit Strategies Fund

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Annual Report	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of NexPoint Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of NexPoint Credit Strategies Fund (the “Fund”) at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Dallas, Texas

February 24, 2017

28	Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2016	NexPoint Credit Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2016 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2016, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income:
11.92%	8.68%	50.23%

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks,

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Fund’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Fund’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution to equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Fund’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Fund’s common shares are trading at a discount, AST will purchase common shares on behalf of participants in open-market purchases. If the Fund’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Fund may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Fund and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Fund’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Fund, any participating affiliate of the Fund or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program.

The Program may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Fund, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Approval of NexPoint Credit Strategies Fund Investment Advisory Agreement

The Fund has retained the Investment Adviser to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, the Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

At meetings held on August 25, 2016, and separately with independent legal counsel on August 31, 2016, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Advisory Agreement for a one-year period commencing November 1, 2016. The primary purpose of these meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At a meeting held on September 8-9, 2016, the Board of Trustees, including the Independent Trustees, approved the continuance of the Advisory Agreement for a one-year period commencing on November 1, 2016.

As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees held on August 25 and 31, 2016 and September 8-9, 2016, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 25 and 31, 2016 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received a report from Morningstar Associates, LLC (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal memoranda, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusion as to the approval of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser — The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Board of Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s historical performance in managing the Fund — The Board of Trustees reviewed the historical performance of the Investment Adviser, and that of the Fund’s portfolio management team, in managing the

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund as well as a comparable index and the Fund’s Morningstar peer group. With respect to the Fund, the Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Advisory Agreement for an additional one-year period.

The Trustees noted that the Fund had performance that lagged its Morningstar peer group median, category median and/or benchmark for certain periods, and the Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that such underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

The Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Advisory Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from their relationship with the Fund — The Board of Trustees also gave consideration to the fees payable under the Advisory Agreement, the expenses that the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser of managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under a separate agreement and whether such fees are appropriate. The Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser of the Advisory Agreement was fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders — The Board of Trustees considered the asset levels of the Fund over time and historical net expenses relative to asset levels, the information provided by the Investment Adviser relating to its costs and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structure is reasonable, and appropriately should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion — Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fees to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 3, 2016. The following is a summary of the proposals submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect Bryan A. Ward as a Class I Trustee of the Fund, to serve for a three- year term expiring at the 2019 Annual Meeting	13,579,082	744,660
To elect Ethan Powell as a Class I Trustee of the Fund, to serve for a three-year term expiring at the 2019 Annual Meeting	13,044,372	1,279,369

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Timothy K. Hui, Dr. Bob Froehlich and John Honis.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, TX 75201.

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	23	None	Significant experience on this board of directors/ trustees; administrative and managerial experience; legal training and practice.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 2002 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience on this and/or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	23	Trustee of ARC Realty
Finance Trust, Inc.
(from January 2013
to May 2016);
Director of KC
Concessions, Inc.;
Trustee of Realty
Capital Income
Funds Trust; Director
of American Realty
Capital Healthcare
Trust II (from January
2013 to June 2016);
Director, American
Realty Capital Daily
Net Asset Value
Trust, Inc. (from
November 2012 to
July 2016); Director
of American Sports
Enterprise, Inc.;
Director of Davidson
Investment Advisors
(from July 2009 to
July 2016); Chairman
and owner, Kane
County Cougars
Baseball Club;
Advisory Board of
Directors, Internet
Connectivity Group,
Inc. (from January
2014 to April 2016);
Director of AXAR
Acquisition Corp.
(formerly AR Capital
Acquisition Corp.);
Director of The
Midwest League of
Professional Baseball
Clubs, Inc.; Director
of Kane County
Cougars Foundation,
Inc.’ Director of Galen
					Robotics, Inc.	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

36	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC	Significant
experience in the
financial industry;
significant
managerial and
executive
experience,
including
experience as
president, chief
executive officer or
chief restructuring
officer of five
telecommunication
firms; experience
on other boards of
directors.

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by the Trustee(2)	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Ethan Powell[4] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President and Principal Executive Officer from June 2012 until December 2015	President and Founder of Impact Shares LLC (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) from November 2010 until June 2012; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of Highland Funds I and Highland Funds II from June 2012 until December 2015; and Secretary of Highland Funds I and Highland Funds II from November 2010 to May 2015.	23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

38	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2016	NexPoint Credit Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

James Dondero (6/29/1962)	President and Principal Executive Officer	Indefinite Term; President since May 2015	President of Highland Capital Management, L.P., which he co-founded in 1993; Portfolio Manager of NHF, Portfolio Manager of Highland Energy MLP Fund, Highland Global Allocation Fund, Highland Small-Cap Equity Fund and Highland Premier Growth Equity Fund (all series of HFII); Portfolio Manager of Highland Opportunistic Credit Fund (series of Highland Funds I (“HFI”); and a Portfolio Manager of NexPoint Capital since 2014; President and Portfolio Manager of NexPoint Discount Yield Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Merger Arbitrage Fund and NexPoint Distressed Strategies Fund since 2016.

Brian Mitts (8/26/1970)	Executive Vice President, Principal Accounting Officer and Principal Financial Officer	Executive Vice President since December 2015; Indefinite Term; Principal Accounting Officer and Principal Financial Officer since May 2015; Treasurer from November 2010 until May 2015	Chief Financial Officer, Executive Vice President and Treasurer of NexPoint Residential Trust, Inc. since 2014; Principal Financial Officer and Principal Accounting Officer of NHF since November 2010; Executive Vice President, Principal Financial Officer and Principal Accounting Officer of NHF since May 2015; Treasurer of NHF from November 2010 until May 2015; Chief Financial Officer of NexPoint Capital, Inc. from August 2014 until May 2015; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of NexPoint Capital, Inc. since May 2015; Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since March 2016; Chief Financial Officer and Financial and Operations Principal of HCFD since November 2013; Chief Operations Officer of HCMFA since 2012; Secretary of NexPoint Advisors, L.P. from August 2012 until May 2015; Executive Vice President of NexPoint Advisors, L.P. since May 2015; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Secretary, Principal Financial Officer and Principal Accounting Officer of Highland Funds I and Highland Funds II since May 2015; Principal Financial Officer and Principal Accounting Officer of Highland Funds I since November 2010 and of Highland Funds II since February 2011; Treasurer of Highland Funds I from November 2010 until May 2015 and of Highland Funds II from February 2011 until May 2015 and Financial and Operations Principal of NexBank Securities, Inc. since 2014.

Frank Waterhouse (4/14/1971)	Treasurer	Indefinite Term; Treasurer since May 2015	Assistant Treasurer of Acis Capital Management, L.P. from December 2011 until February 2012; Treasurer of Acis Capital Management, L.P. since February 2012; Assistant Treasurer of HCM from November 2011 until April 2012; Treasurer of HCM since April 2012; Assistant Treasurer of HCMFA from December 2011 until October 2012; Treasurer of HCMFA since October 2012; Treasurer of NexPoint Advisors, L.P. since March 2012 and Treasurer of NexPoint Capital, Inc., NHF, Highland Funds I, Highland Funds II, and NexPoint Real Estate Advisors, L.P. since May 2015 and Treasurer of NexPoint Real Estate Strategies Fund since March 2016.

Annual Report	39

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2016	NexPoint Credit Strategies Fund

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Secretary	Indefinite Term; Secretary since December 2015	Chief Product Strategist at HCMFA since September 2015, Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NHF since December 2015; Assistant Treasurer of Highland Funds I and Highland Funds II since November 2012; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Capital, Inc. since 2014; Secretary of NexPoint Real Estate Strategies Fund since March 2016; Senior Accounting Manager at HCMFA from August 2012 to May 2014; and Fund Accountant at HCM from June 2010 to August 2012.

1	On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.
2	The “Highland Fund Complex” consists of NHF, each series of Highland Funds I, each series of Highland Funds II, NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, NexPoint Merger Arbitrage Fund, NexPoint Latin American Opportunities Fund, NexPoint Real Estate Strategies Fund, NexPoint Opportunistic Credit Fund, NexPoint Energy and Materials Opportunities Fund, NexPoint Discount Yield Fund and NexPoint Healthcare Opportunities Fund.
3	Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of August 31, 2016, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $1.5 million from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser. During the Trust’s last two fiscal years, Mr. Honis’ aggregate compensation from this portfolio company for his services as a director was approximately $50,000.
In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $100,000-$150,000 annually. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.
4	Effective December 4, 2015, Mr. Powell resigned from his position with the Adviser. Mr. Powell currently receives hourly fees from the Adviser to perform consulting services for the Adviser relating to matters on which he worked during his tenure at the Adviser. Although the Trust believes that Mr. Powell is technically no longer an interested person of the Trust, in light of his previous employment and his ongoing provision of consulting services to the Adviser and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Powell to be an interested person of the Trust. Therefore, the Trust treats Mr. Powell as an Interested Trustee of the Trust for all purposes other than compensation (Mr. Powell will be compensated at the same rate as the Independent Trustees) from December 16, 2015 until at least December 4, 2017 (the second anniversary of his resignation).

40	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of NexPoint Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 29, 2016, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-351-4440.

Annual Report	41

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Credit Strategies Fund	Annual Report, December 31, 2016

www.nexpointadvisors.com	NHF-AR-1216

Item 2. Code of Ethics.

(a)	NexPoint Credit Strategies Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $275,000 for the fiscal year ended December 31, 2015 and $280,500 for the fiscal year ended December 31, 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,500 for the fiscal year ended December 31, 2015 and $8,500 for the fiscal year ended December 31, 2016. The nature of the services related to agreed-upon procedures, performed on the Registrant’s semi-annual financial statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,820 for the fiscal year ended December 31, 2015 and $11,150 for the fiscal year ended December 31, 2016. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $412,000 for the fiscal year ended December 31, 2015 and $399,500 for the fiscal year ended December 31, 2016.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Timothy K. Hui

Bryan A. Ward

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which HCMLP (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [            .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [            .com] by the Settlement Designee or by sending voting instructions to [            .com] and [            .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [            .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)	The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)	The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)	The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)	Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)	A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)	Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)	A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

[2]	If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero – Mr. Dondero has over 25 years of experience in the credit markets. In addition to his role at NexPoint Advisors, L.P., Mr. Dondero is the President of Highland Capital Management, L.P. (“HCM”), which he co-founded in 1993. Prior to founding HCM, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, derivatives, and equity securities. He received a BS in Commerce (Accounting and Finance) from the University of Virginia. Mr. Dondero is a Certified Public Accountant, a Certified Management Accountant, and has earned the right to use the Chartered Financial Analyst designation.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2016.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	8	$1,372	0	$0
Other Pooled Investment Vehicles:	2	$508	2	$508
Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Registrant, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the

Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Registrant and such other clients or may involve a rotation of opportunities among the Registrant and such other clients.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by NexPoint, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of NexPoint in order to promote the success of NexPoint.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of NexPoint through the use of Long-Term Incentive Units.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of December 31, 2016.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
James Dondero	Over $1,000,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT CREDIT STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 8, 2017

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer and Principal Accounting Officer

Date: March 8, 2017